SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - April 30, 2018
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 8.01. Other Items.

This Current Report on Form 8-K is being filed by AK Steel Holding Corporation (“AK Steel”) to recast certain information in the Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”), which AK Steel filed on February 15, 2018. AK Steel is filing herewith updated financial statements and other affected financial information for the periods included in the 2017 10-K that reflect retrospective adjustments resulting from certain accounting changes. Specifically, Part I, Items 1A and Part II, Items 6, 7 and 8 of AK Steel’s Form 10-K have been adjusted to reflect changes arising from (i) the adoption of Accounting Standards Update (ASU) No. 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, and (ii) a change in the method of determining the cost of inventories from the last-in, first-out (LIFO) method to the average cost method, both of which have been applied retrospectively in the updated financial statements filed herewith.

The information in this Current Report on Form 8-K is not an amendment to or restatement of AK Steel’s 2017 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2017 Form 10-K and the March 31, 2018 Form 10-Q.

Adoption of ASU 2017-07
On January 1, 2018, we adopted ASU No. 2017-07. Under this standard, the service cost component of periodic pension and other postretirement benefit expense is included in cost of products sold and selling and administrative expenses, consistent with our treatment of other employee compensation costs. The remainder of periodic pension and other postretirement benefit income is recorded in a separate line in the consolidated statements of operations below operating profit. We have retrospectively applied the change in accounting principle to all periods presented. The adoption of this standard update had no other effect on our consolidated financial statements.

Change from LIFO to Average Cost Method
We changed our accounting method for valuing certain inventories from the LIFO method to the average cost method effective January 1, 2018, with retrospective application to all periods presented.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		*12.1	Revised Ratio of Earnings to Combined Fixed Charges
		*12.2	Revised Ratio of Earnings to Fixed Charges
		*23.1	Consent of Ernst & Young LLP
		*99.1	Revised Part I, Item 1A. Risk Factors
		*99.2	Revised Part II, Item 6. Selected Financial Data
		*99.3	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation
		*99.4	Revised Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
		*99.5	Revised Part II, Item 8. Financial Statements and Supplementary Data
		*99.6	Unaudited Selected Quarterly Information
		101	The financial statements and notes thereto included in this Current Report on Form 8-K of AK Steel Holding Corporation formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Joseph C. Alter
Secretary
Dated: April 30, 2018